EXHIBIT 23.01
                                                                   -------------





                       CONSENT OF INDEPENDENT ACCOUNTANTS
                       ----------------------------------

We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-88513) of DSL.net, Inc. of our report dated February 1, 2000 relating to the financial statements, which appears in this Form 10-K.



                                                  /s/ PRICEWATERHOUSECOOPERS LLP
Stamford, Connecticut
March 29, 2000